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                                                                      Exhibit 32


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Aethlon Medical, Inc. Annual Report on Form 10-KSB for the year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Joyce, Chief Executive Officer and President, and I, James W. Dorst, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Aethlon Medical, Inc. and will be retained by Manhattan Scientifics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                          /s/ James A. Joyce
                                          -------------------------------------
                                          James A. Joyce
                                          Chief Executive Officer and President


                                          /s/ James W. Dorst
                                          -------------------------------------
                                          James W. Dorst
                                          Chief Financial Officer


June 29, 2006